                                                                    EXHIBIT 99.8

ABFC 05-AQ1

                   [BANC OF AMERICA SECURITIES LOGO OMITTED]

ASSUMPTIONS
Prepay speed           100% PPC
Recovery Delay         12 months
Trigger                Fail
Libor                  Forward Curve
Run to                 Maturity
Defaults are in addition to prepayments

50% SEVERITY
-------------------------------------------------------------------------
                           A5*           M3           M4          M5
-------------------------------------------------------------------------
CDR Break (%)                 7.88%        3.35%        3.12%      2.90%
Cum Loss (%)                 11.98%        5.74%        5.38%      5.03%
-------------------------------------------------------------------------

60% SEVERITY
-------------------------------------------------------------------------
                           A5*           M3           M4          M5
-------------------------------------------------------------------------
CDR Break (%)                 6.39%        2.77%        2.59%      2.41%
Cum Loss (%)                 12.10%        5.78%        5.44%      5.08%
-------------------------------------------------------------------------
* CDR WHERE THERE MIGHT NOT BE ENOUGH PRINCIPAL TO PAY THE BOND

EXCESS SPREAD ASSUMPTIONS
Prepay speed           100% PPC
Libor                  Forward Curve
Trigger                Fail



-------------------------------------------------------------------------------------------------------------------------------
 Pd                 Pd              Pd             Pd              Pd             Pd             Pd           Pd
-------------------------------------------------------------------------------------------------------------------------------

 1        1.56%     51     1.36%   101    1.25%   151    1.05%    201    3.23%   251    6.38%   301   6.38%   351     6.39%
 2        1.96%     52     1.35%   102    0.78%   152    1.06%    202    3.31%   252    6.38%   302   6.38%   352     6.39%
 3        1.91%     53     1.35%   103    0.78%   153    1.08%    203    3.40%   253    6.38%   303   6.38%   353     6.39%
 4        1.91%     54     1.35%   104    0.79%   154    1.09%    204    3.48%   254    6.38%   304   6.38%   354     6.39%
 5        1.84%     55     1.34%   105    0.80%   155    1.11%    205    3.58%   255    6.38%   305   6.38%   355     6.39%
 6        1.81%     56     1.34%   106    0.80%   156    1.13%    206    3.67%   256    6.38%   306   6.38%   356     6.38%
 7        1.78%     57     1.34%   107    0.81%   157    1.15%    207    3.76%   257    6.38%   307   6.38%   357     6.38%
 8        1.75%     58     1.33%   108    0.81%   158    1.17%    208    3.86%   258    6.38%   308   6.38%   358     6.24%
 9        1.79%     59     1.33%   109    0.81%   159    1.19%    209    3.96%   259    6.38%   309   6.38%
 10       1.72%     60     1.32%   110    0.81%   160    1.21%    210    4.07%   260    6.38%   310   6.38%
 11       1.72%     61     1.32%   111    0.81%   161    1.24%    211    4.17%   261    6.38%   311   6.38%
 12       1.69%     62     1.32%   112    0.81%   162    1.27%    212    4.28%   262    6.38%   312   6.38%
 13       1.70%     63     1.31%   113    0.82%   163    1.30%    213    4.40%   263    6.38%   313   6.38%
 14       1.68%     64     1.31%   114    0.82%   164    1.33%    214    4.51%   264    6.38%   314   6.38%
 15       1.67%     65     1.30%   115    0.82%   165    1.36%    215    4.63%   265    6.38%   315   6.38%
 16       1.66%     66     1.30%   116    0.82%   166    1.39%    216    4.76%   266    6.38%   316   6.38%
 17       1.65%     67     1.29%   117    0.83%   167    1.42%    217    4.89%   267    6.38%   317   6.38%
 18       1.64%     68     1.29%   118    0.83%   168    1.45%    218    5.02%   268    6.38%   318   6.38%
 19       1.63%     69     1.28%   119    0.83%   169    1.49%    219    5.15%   269    6.38%   319   6.38%
 20       1.61%     70     1.28%   120    0.83%   170    1.52%    220    5.29%   270    6.38%   320   6.38%
 21       1.60%     71     1.27%   121    0.84%   171    1.56%    221    5.44%   271    6.38%   321   6.38%
 22       1.59%     72     1.27%   122    0.84%   172    1.59%    222    5.58%   272    6.38%   322   6.38%
 23       1.58%     73     1.26%   123    0.84%   173    1.63%    223    5.74%   273    6.38%   323   6.38%
 24       1.57%     74     1.26%   124    0.84%   174    1.67%    224    5.89%   274    6.38%   324   6.38%
 25       1.56%     75     1.26%   125    0.85%   175    1.71%    225    6.06%   275    6.38%   325   6.38%
 26       1.55%     76     1.26%   126    0.85%   176    1.75%    226    6.22%   276    6.38%   326   6.38%
 27       1.53%     77     1.26%   127    0.85%   177    1.80%    227    6.38%   277    6.38%   327   6.38%
 28       1.52%     78     1.26%   128    0.85%   178    1.84%    228    6.38%   278    6.38%   328   6.38%
 29       1.51%     79     1.26%   129    0.86%   179    1.88%    229    6.38%   279    6.38%   329   6.38%
 30       1.49%     80     1.26%   130    0.86%   180    1.93%    230    6.38%   280    6.38%   330   6.39%
 31       1.48%     81     1.26%   131    0.86%   181    1.98%    231    6.38%   281    6.38%   331   6.39%
 32       1.47%     82     1.27%   132    0.87%   182    2.02%    232    6.38%   282    6.38%   332   6.39%
 33       1.45%     83     1.27%   133    0.87%   183    2.07%    233    6.38%   283    6.38%   333   6.39%
 34       1.44%     84     1.27%   134    0.87%   184    2.12%    234    6.38%   284    6.38%   334   6.39%
 35       1.43%     85     1.27%   135    0.88%   185    2.18%    235    6.38%   285    6.38%   335   6.39%
 36       1.42%     86     1.26%   136    0.89%   186    2.23%    236    6.38%   286    6.38%   336   6.39%
 37       1.40%     87     1.25%   137    0.90%   187    2.28%    237    6.38%   287    6.38%   337   6.39%
 38       1.39%     88     1.24%   138    0.91%   188    2.34%    238    6.38%   288    6.38%   338   6.39%
 39       1.39%     89     1.24%   139    0.92%   189    2.40%    239    6.38%   289    6.38%   339   6.39%
 40       1.38%     90     1.23%   140    0.93%   190    2.46%    240    6.38%   290    6.38%   340   6.39%
 41       1.38%     91     1.23%   141    0.94%   191    2.52%    241    6.38%   291    6.38%   341   6.39%
 42       1.38%     92     1.22%   142    0.95%   192    2.58%    242    6.38%   292    6.38%   342   6.39%
 43       1.38%     93     1.22%   143    0.96%   193    2.64%    243    6.38%   293    6.38%   343   6.39%
 44       1.38%     94     1.22%   144    0.97%   194    2.71%    244    6.38%   294    6.38%   344   6.39%
 45       1.37%     95     1.23%   145    0.98%   195    2.78%    245    6.38%   295    6.38%   345   6.39%
 46       1.37%     96     1.23%   146    0.99%   196    2.85%    246    6.38%   296    6.38%   346   6.39%
 47       1.37%     97     1.23%   147    1.00%   197    2.92%    247    6.38%   297    6.38%   347   6.39%
 48       1.36%     98     1.23%   148    1.01%   198    2.99%    248    6.38%   298    6.38%   348   6.39%
 49       1.36%     99     1.24%   149    1.03%   199    3.07%    249    6.38%   299    6.38%   349   6.39%
 50       1.36%    100     1.24%   150    1.04%   200    3.15%    250    6.38%   300    6.38%   350   6.39%
-------------------------------------------------------------------------------------------------------------------------------


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